UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events.

On October 19, 2022, Insmed Incorporated (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and SVB Securities LLC, as underwriters (the “Underwriters”), pursuant to which, subject to satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, 13,750,000 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company. The Shares will be sold at an offering price of $20.00 per share. Gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses payable by the Company, will be $275 million.

The offering of the Shares (the “Offering”) is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-238560) that became automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 21, 2020, which includes a base prospectus dated May 21, 2020 (the “Registration Statement”), as supplemented by a prospectus supplement dated October 19, 2022.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, the Registration Statement and the offering of the Shares. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company and the Underwriters expect to consummate the sale and purchase of the Shares pursuant to the Underwriting Agreement on October 21, 2022, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The legal opinion of Hunton Andrews Kurth LLP relating to the Shares is filed herewith as Exhibit 5.1.

Item 7.01 — Regulation FD Disclosure.

On October 19, 2022, the Company issued a press release announcing the Offering as well as its $350 million senior secured term loan and $150 million revenue interest purchase agreement, which were previously reported on a Current Report on Form 8-K filed by the Company on October 19, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated October 19, 2022, by and among Insmed Incorporated, J.P. Morgan Securities LLC and SVB Securities LLC.

5.1	Opinion of Hunton Andrews Kurth LLP related to the Shares.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

99.1	Press Release issued by Insmed Incorporated on October 19, 2022.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022	INSMED INCORPORATED

	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	General Counsel and Corporate Secretary